SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            May 25, 2001
                                                --------------------------------




                       THE INTERNET ADVISORY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Utah                           0-16665                       87-042635
----------------            -----------------------          -------------------
 State or other             (Commission File Number)            (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation
or organization)

                     150 E. 58th Street, New York, NY 10022
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (212) 421-8480
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
         --------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)


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

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On June 8, 2001, Registrant issued a press release stating that Registrant had filed a voluntary bankruptcy petition under Chapter 11 of the U.S Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida on May 25, 2001. A copy of the press release is annexed hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(c)   Exhibits

99.1  Press Release, dated June 8, 2001(filed herewith)

                                    SIGNATURE

Pursuant to the requirements fo the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        THE INTERNET ADVISORY CORPORATION

Dated: June 8, 2001                   By:/s/ Richard Goldring
                                         ---------------------------
                                             Richard Goldring
                                             President & Chief Executive Officer


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

                THE INTERNET ADVISORY CORPORATION FILES VOLUNTARY
                               CHAPTER 11 PETITION

     Company Seeks Financial Restructuring Through Chapter 11 Process While
             Continuing to Provide Service to its Business Customers

Ft Lauderdale, Florida, June 8th, 2001 - The Internet Advisory Corporation, Inc. (OTC BB: PUNK) today announced that on May 25, 2001 the Company voluntarily filed for protection under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Southern District of Florida. The Company intends to utilize the Chapter 11 process to restructure its balance sheet, while continuing to provide service to its business customers and maximizing its comprehensive web hosting services. The Company emphasized that this Chapter 11 filing will not impact day-to-day operations with regard to its employees, customers and general business operations.

Richard Goldring, president and chief executive officer of The Internet Advisory Corporation said, "We expect to emerge from the Chapter 11 process with a new balance sheet that has significantly less debt, thereby providing us with more operating flexibility. The Company has a strong customer base and during the restructuring process, we will focus on maximizing the untapped potential of the business community looking for competitive and reliable web hosting services. "Goldring concluded, "While this was a very difficult decision to make, given the current circumstances, we determined that we needed to take decisive action for our customers, shareholders and creditors to maximize the value of our business. We have been building the Company for more than 3 years and we are confident that focusing on the potential of our existing web hosting services, coupled with a more efficient and cost effective organization, will allow The Internet Advisory Corporation to emerge from this process as a stronger company."

Statements in this release contain forward-looking information about management expectations, strategic objectives, business prospects, anticipated financial or operational performance, and other similar matters. These statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties. A variety of factors, many of which are beyond The Internet Advisory Corporation's control, could cause actual results and experiences to differ materially from the expectations expressed in these statements. These factors include, but are not limited to, volatility in the financial and capital markets and the impact on access to and the terms of additional capital, actions and initiatives by current and potential competitors, events or circumstances impacting suppliers or financing sources, the effect of current and future legislation or regulation, and additional factors described in the reports filed by The Internet Advisory Corporation with the Securities and Exchange Commission
(SEC), including The Internet Advisory Corporation's Annual Report on Form 10- K for the year ended December 31, 2000, which is available on the SEC's Web site, at www.sec.gov. The Internet Advisory Corporation undertakes no responsibility to update or revise any statements in this release, whether as a result of new information, future events or otherwise.


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